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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in the HS Resources, Inc. Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in or made a part of this registration statement on Form S-4.


                                                     ARTHUR ANDERSEN LLP

Denver, Colorado
  May 30, 2001